SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934


Check the appropriate box:

[ ]      Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]      Definitive Information Statement

                             STAR COMPUTING LIMITED
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

                  1)       Title   of  each   class  of   securities   to  which
                           transaction applies:

                  2) Aggregate number of securities to which transaction applies:

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  4)       Proposed maximum aggregate value of transaction:

                  5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1) Amount Previously Paid:

                  2) Form, Schedule or Registration Statement No.:

                  3) Filing Party:

                  4) Date Filed:

                              INFORMATION STATEMENT
                                       OF
                             STAR COMPUTING LIMITED
                         5 Hutton Centre Drive Suite 700
                               Santa Ana, CA 92707

         We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy.

         This Information Statement is first being furnished on or about March 4, 2004 to the holders of record as of the close of business on February 24, 2004 of the common stock of Star Computing Limited ("Star").

         Star's Sole Director has approved, and a total of 2 stockholders owning 13,000,000 shares and 15,000,000 shares respectively of the 36,208,333 shares of Star's common stock outstanding as of February 24, 2004, have consented in writing to the action described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada General Corporation Law and Star's By-Laws to approve the action. Accordingly, the action will not be submitted to the other stockholders of Star for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

                          ACTION BY BOARD OF DIRECTORS
                                       AND
                             CONSENTING STOCKHOLDERS


GENERAL

         Star will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Star will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Star's common stock.

         Star will only deliver one Information Statement to multiple security holders sharing an address unless Star has received contrary instructions from one or more of the security holders. Upon written or oral request, Star will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

         Star Computing Limited
         5 Hutton Centre Drive Suite 700
         Santa Ana, CA 92707
         Attn:  Kristin Johnston
         714-708-4700

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to Star's Bylaws and the Nevada General Corporation Act, a vote by the holders of at least a majority of Star's outstanding capital stock is required to effect the action described herein. Star's Articles of Incorporation does not authorize cumulative voting. As of the record date, Star had 36,208,333 voting shares of common stock issued and outstanding of which 18,104,168 shares are required to pass any stockholder resolutions. The consenting stockholders, who consist of 2 current stockholders of Star, are collectively the record and beneficial owners of 28,000,000 shares, which represents 77.33% of the issued and outstanding shares of Star's common stock. Pursuant to NRS 78.320 of the Nevada General Corporation Act, the consenting stockholders voted in favor of the actions described herein in a joint written consent, dated February 26, 2004, attached hereto as Exhibit A. No consideration was paid for the consent. The consenting stockholders' names, affiliations with Star, and their beneficial holdings are as follows:


---------------------------- ------------------------------ ---------------------------- --------------------
           Name                       Affiliation            Shares Beneficially Held        Percentage

---------------------------- ------------------------------ ---------------------------- --------------------
Hi-Tech Environmental         Its chairman manager is               15,000,000                 41.43%
Products, LLC                 the president of Star
---------------------------- ------------------------------ ---------------------------- --------------------

Elgin Investments, LLC                                              13,000,000                 35.90%
---------------------------- ------------------------------ ---------------------------- --------------------

---------------------------- ------------------------------ ---------------------------- --------------------

---------------------------- ------------------------------ ---------------------------- --------------------

---------------------------- ------------------------------ ---------------------------- --------------------

---------------------------- ------------------------------ ---------------------------- --------------------

---------------------------- ------------------------------ ---------------------------- --------------------

---------------------------- ------------------------------ ---------------------------- --------------------

---------------------------- ------------------------------ ---------------------------- --------------------

Total                                                               28,000,000                 77.33%
---------------------------- ------------------------------ ---------------------------- --------------------


INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None


PROPOSALS BY SECURITY HOLDERS

None


DISSENTERS' RIGHT OF APPRAISAL

None

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of February 24, 2004, certain information regarding the ownership of Star's capital stock by each director and executive officer of Star, each person who is known to Star to be a beneficial owner of more than 5% of any class of Star's voting stock, and by all officers and directors of Star as a group. Unless otherwise indicated below, to Star's knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of February 24, 2004 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 36,208,333 shares issued and outstanding on a fully diluted basis, as of February 24, 2004.

-------------------------- ----------------------------- -------------------------- -------------------------
                                 Name and Address            Amount and Nature              Percent
        Title of                        Of                Of Beneficial Ownership              Of
          Class               Beneficial Owners (1)                                        Class (2)
-------------------------- ----------------------------- -------------------------- -------------------------
Common Stock               Jess Rae Booth (3)                 15,000,000 (3)                 41.43%
-------------------------- ----------------------------- -------------------------- -------------------------
Common Stock               John Keller (4)                        62,500                     0.17%
-------------------------- ----------------------------- -------------------------- -------------------------
Common Stock               Hi-Tech Environmental                15,000,000                   41.43%
                           Products, LLC
-------------------------- ----------------------------- -------------------------- -------------------------
Common Stock               Elgin Investments, LLC               13,000,000                   35.90%
-------------------------- ----------------------------- -------------------------- -------------------------

-------------------------- ----------------------------- -------------------------- -------------------------

-------------------------- ----------------------------- -------------------------- -------------------------
                           All officers and directors
                           as a group (2 persons)               15,062,500                   41.60%
-------------------------- ----------------------------- -------------------------- -------------------------

-------------------------- ----------------------------- -------------------------- -------------------------

-------------------------- ----------------------------- -------------------------- -------------------------

-------------------------- ----------------------------- -------------------------- -------------------------

-------------------------- ----------------------------- -------------------------- -------------------------

----------
(1) Unless otherwise noted, the address for each of the named beneficial owners is Star Computing Limited, 5 Hutton Centre Drive Suite 700, Santa Ana, CA 92707.

(2) The number of outstanding shares of common stock of Star is based upon 36,208,333 shares.

(3) Mr. Booth is the President and Chief Executive Officer of Star. He is also the Manager of Hi-Tech Environmental Products, LLC which owns 15,000,000 shares of Star's stock.

(4) Mr. Keller is the Treasurer and Chief Financial Officer of the Company.


CHANGE IN CONTROL

         To the knowledge of management, there are no present arrangements or pledges of securities of Star which may result in a change in control of Star.


NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDERS

         The following action was taken based upon the unanimous recommendation of Star's Board of Directors (the "Board") and the written consent of the consenting stockholders:

                                    ACTION 1
                        AMENDMENT AND RESTATEMENT OF THE
                            ARTICLES OF INCORPORATION

         The Board and the consenting stockholders unanimously adopted and approved the amendment and restatement of Star's Articles of Incorporation (the "Amendment & Restatement") to: (i) change the name of the Star to "VitroTech Corporation;" (ii) increase the authorized capital to 500,000,000; (iii) allow the Board to change the number of directors of the Company from time to time;
(iv) to change the resident agent of Star; (v) to limited the liabilities of directors and to provide for the indemnification of the directors and officers to the extent permitted by law; (vi) to elect not to be governed by the share control law or the business combination laws; and (vii) remove restrictions on the Corporation's actions, to the extent permitted by law. The text of the Amendment & Restatement is attached hereto as Exhibit A.

         Increase Authorized Shares

         The Board and the consenting stockholders have adopted an amendment to increase the number of its authorized shares of Common Stock to 500,000,000 shares. The Board believes that additional authorized shares of Common Stock could be issued for acquisitions, raising of additional equity capital or other financing activities, stock dividends or the exercise of stock options. The future issuance of additional shares of Common Stock on other than a pro rata basis to existing stockholders will dilute the ownership of the current stockholders, as well as their proportionate voting rights. Star, however, has no present plans to issue any shares of its Common Stock that will be authorized by the amendment.

         Although this action is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Articles of Incorporation or the Bylaws of Star in effect on the date of this Information Statement, Star's stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of Star or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving Star.

         Other Changes

         It is the opinion of the Board that the Amendment & Restatement is desirable to have a name that reflects its new major operations and to allow for more efficient action by Star in the future.


         Under federal securities laws, Star cannot file the Restated Articles until at least 20 days after the mailing of this Information Statement. The Amendment and Restatement of the Articles of Incorporation will become effective upon the filing of the Amended and Restated Articles of Incorporation with the Secretary of State of the state of Nevada.

         The Amendment and Restatement is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Articles of Incorporation or the Bylaws of Star in effect on the date of this Information Statement. Star is not aware of any proposed attempt to take over Star or of any attempt to acquire a large block of Star's stock.

                                    EXHIBIT A

                             AMENDMENT & RESTATEMENT

                              JOINT WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       AND
                              MAJORITY STOCKHOLDERS
                                       OF
                                STAR INCORPORATED
                              a Nevada Corporation



         The undersigned, being all of the members of the Board of Directors and the holder of at least a majority of the outstanding capital stock of Star Computing Limited, a Nevada corporation (the "Corporation"), acting pursuant to the authority granted by Sections 78.385, 78.207, 78.209, 78.315 and 78.320 of the Nevada General Corporation Law, and the By-Laws of the Corporation, do hereby adopt the following resolutions by written consent as of February 26, 2004:

                           AMENDMENT & RESTATEMENT OF
                            ARTICLES OF INCORPORATION

         WHEREAS, it is proposed that the Corporation amend and restate its Articles of Incorporation, substantially in the form of Exhibit A attached hereto (the "Restated Articles") to, among other things, (i) change the name of the Star to "VitroTech Corporation;" (ii) increase the authorized capital to 500,000,000, (iii) allow the Board to change the number of directors of the Company from time to time; (iv) to change the resident agent of Star; (v) to limit the liability of directors and to provide for the indemnification of the directors and officers to the extent permitted by law; (vi) to elect not to be governed by the share control law or the business combination laws; and (vii) remove restrictions on the Corporation's actions, to the extent permitted by law;

         WHEREAS, the Board and the consenting stockholders believe that amending and restating its Articles of Incorporation as set forth in the Restated Articles is advisable and in the best interest of the Corporation and its stockholders;

         WHEREAS, the Board hereby directs that the stockholders of the Corporation consider the Restated Articles.

         NOW,  THEREFORE,   BE  IT  RESOLVED,   that  the  Articles  of
         Incorporation of the Corporation be amended and restated in the form of Exhibit A.

         RESOLVED FURTHER, that the Restated Articles be, and hereby is, approved and adopted in all material respects;

         RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Securities and Exchange Commission a Schedule 14C

         Information Statement (the "Schedule 14C") informing the stockholders of the Corporation who are not signatory hereto of the action taken hereby;

         RESOLVED FURTHER, that, upon effectiveness of the Schedule 14C, any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Secretary of State of the State of Nevada the Restated Articles, in accordance with applicable law;

         RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

         RESOLVED FURTHER, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

         This Joint Written Consent shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Board of Directors and the stockholders of this Corporation. This Joint Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Joint Written Consent.


                                          DIRECTOR:


                                                   /s/ Jess Rae Booth
                                          --------------------------------------
                                          Jess Rae Booth


                                          STOCKHOLDERS:

                                          Hi-Tech Environmental Products, LLC,

                                                   /s/ Jess Rae Booth
                                          By:
                                             -----------------------------------
                                             Jess Rae Booth
                                             Chairman Manager
                                             15,000,000 shares of common stock
                                             Date: February 26, 2004

                                          Elgin Investments, LLC,

                                                   /s/ Steve Merry
                                          By:
                                             -----------------------------------
                                             Steve Merry
                                             Manager/Member
                                             13,000,000 shares of common stock
                                             Date: February 26, 2004

                                    Exhibit B

                                RESTATED ARTICLES

                 amended and restated articles of incorporation
                            of star computing limited

Star Computing Limited, pursuant to Sections 78.390 and 78.403 of the Nevada Revised Statutes, adopts this Amended and Restated Articles of Incorporation. The following Amended and Restated Articles of Incorporation was adopted by unanimous consent of the Board of Directors pursuant to Section 78.315 of the Nevada Revised Statutes and by Consent of Majority Stockholders pursuant to
Section 78.320 of the Nevada Revised Statutes.

The following Amended and Restated Articles of Incorporation amends the original Articles of Incorporation in its entirety, as follows:

         FIRST:            The name of the corporation is VitroTech Corporation.

         SECOND: The address of the registered office of the Corporation in the State of Nevada is located at 318 North Carson Street #208, Carson City, Nevada 89701. The name of the registered agent at that address is Paracorp Incorporated.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Chapter 78 of the Nevada General Corporation Law.

         FOURTH: The total number of shares of capital stock that the Corporation is authorized to issue is 500,000,000 shares of common stock, par value $0.001 per share. The Corporation's capital stock may be sold from time to time for such consideration as may be fixed by the Board of Directors, provided that no consideration so fixed shall be less than par value.

         FIFTH: The election of directors need not be by written ballot unless otherwise provided by the By-laws of the Corporation.

         SIXTH: The Board of Directors of the Corporation is authorized and empowered from time to time in its discretion to make, alter, amend or repeal the By-laws of the Corporation, except as such power may be restricted or limited by the Nevada General Corporation Law.

         SEVENTH: Anything to the contrary in this Articles of Incorporation notwithstanding, no director shall be liable personally to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that nothing in this paragraph shall eliminate or limit the liability of a director: (i) for any breach of such director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 78.300 of the Nevada General Corporation Law; or (iv) for any transaction from which such director derived an improper personal benefit. If the Nevada General Corporation Law is amended after approval by the stockholders of this article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada General Corporation Law, as so amended.

         Any  repeal  or  modification   of  the  foregoing   paragraph  by  the
stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

         EIGHTH: The Corporation shall indemnify, in the manner and to the fullest extent permitted by law, each person (or the estate of any such person) who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The indemnification provided for herein shall be made only as authorized in the specific case upon a determination, in the manner provided by law, that indemnification of the director, officer, employee or agent is proper under the circumstances. The Corporation may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any such person against any liability that may be asserted against such person. To the fullest extent permitted by law, the indemnification provided herein shall include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, and, in the manner provided by law, any such expenses shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

         NINTH: The provisions of Nevada General Corporation Law ss.78.378 to 78.3793, inclusive, regarding the acquisition of controlling interest, shall not govern or apply to this Corporation.

         TENTH: The provisions of Nevada General Corporation Law ss.78.411 to 78.444, inclusive, regarding combinations with interested stockholders, shall not govern or apply to this Corporation.

         ELEVENTH: This Corporation reserves the right to amend, alter, change, in any manner now or hereafter prescribed by statute, or by these Articles of Incorporation.

         IN WITNESS WHEREOF, the undersigned Corporation has caused this Amended and Restated Articles of Incorporation to be signed by a duly authorized officer this 26th day of February, 2004.

                                          STAR COMPUTING LIMITED


                                                   /s/ Jess Rae Booth
                                          --------------------------------------
                                          By: Jess Rae Booth
                                          Its: President